99.1

                                                            August 14, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.

Re: Home Properties of New York, Inc. - Quarterly Report on Form 10-Q For the Quarterly Period ending June 30, 2002

Ladies and Gentlemen:

         Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

                                        Very truly yours,
                                        Home Properties of New York, Inc.

                                        By:  /s/ David P. Gardner
                                        --------------------------
                                        David P. Gardner
                                        Senior Vice President
                                        and Chief Financial Officer